UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

Playboy Enterprises, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 751-8000

Not applicable.

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the “Company”), dated May 8, 2007, reporting the Company’s financial results for the first quarter ended March 31, 2007.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Playboy Enterprises, Inc. on May 8, 2007.

The information set forth under “Item 2.02. Results of Operations and Financial Condition” and “Item 9.01. Financial Statements and Exhibits,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Linda G. Havard
Linda G. Havard
Executive Vice President,
Finance and Operations, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release issued by Playboy Enterprises, Inc. on May 8, 2007.